UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Report to Shareholders

Institutional Emerging Markets Equity Fund	April 30, 2012

Highlights

  Emerging stock markets rose modestly in the six months ended April 30, 2012, as Europe’s debt crisis stabilized and risk appetite improved early in the year.

  The Institutional Emerging Markets Equity Fund rose 3.76%, slightly trailing its benchmark index and Lipper peer group.

  Inflation, a nagging problem across the emerging world for the past two years, generally subsided as Europe’s debt crisis and China’s cooling economy led central banks to shift their focus to sustaining growth.

  We believe near-term performance will be volatile as Europe’s debt crisis and China’s slowdown temper risk appetite. We remain focused on finding companies with strong and sustainable growth characteristics that can withstand a volatile environment and a possibly weaker global growth outlook.

The views and opinions in this report were current as of April 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Emerging Markets Equity Fund

Dear Investor

Emerging markets stocks rose modestly over the six months ended April 30, 2012, as deep anxiety last fall stemming from the eurozone crisis gave way to cautious optimism about the global outlook. Stocks began the period at depressed levels, as Europe’s inability to solve its worsening debt crisis at the end of 2011 led investors to flee from riskier assets and pile into U.S. Treasuries and other safe havens. By the end of the first quarter, the extreme pessimism that marked the end of 2011 had lifted as Europe’s situation stabilized and U.S. economic data improved. However, the rally was short-lived as the turmoil in Europe worsened, leading to another downturn in April as our reporting period ended.

The Institutional Emerging Markets Equity Fund returned 3.76% for the six months ended April 30, 2012, slightly behind the MSCI Emerging Markets Index, its primary benchmark, and the Lipper Emerging Markets Funds Average. Stock selection in Brazil, China, and India accounted for underperformance against the benchmark, although good stock selection in South Korea, Taiwan, and Thailand helped relative returns. From a sector viewpoint, consumer discretionary and information technology detracted the most from relative performance, while consumer staples and financials helped relative results. In terms of absolute performance, consumer staples and information technology were the top contributors. Materials and consumer discretionary were the biggest detractors.

The portfolio is broadly diversified in its country and sector exposures, which we believe is a prudent strategy in a volatile environment. We adjusted our country allocations but our overall positioning stayed largely unchanged. We remain overweight in Latin America and emerging Europe and underweight in Asia, the Middle East, and Africa. Our largest positions at the end of the period were China, South Korea, Brazil, and Russia. Our sector allocations continue to reflect our preference for areas driven by domestic consumption, which should see solid long-term growth as the middle class grows in size and wealth increases across the developing world.

Market Environment

At the start of our reporting period last November, global stock markets were roiled by Europe’s debt crisis. Greece was nearly bankrupt, a severe credit crunch crippled the region’s banks, and most of Europe teetered on the verge of recession. Against this backdrop of fear and uncertainty, emerging markets stocks fared poorly as investors sold off riskier assets. The crisis reached a turning point on December 21, 2011, when the European Central Bank pumped roughly $640 billion of cheap short-term loans into the region’s banking system. This long-term refinancing operation, or LTRO—which was followed by a second massive infusion in February—restored stability to Europe’s credit markets. Combined with the U.S. Federal Reserve’s commitment to keep interest rates at very low levels until 2014, the move also encouraged risk taking by reassuring investors that accommodative policies in the developed world would continue, spurring them to seek higher-yielding assets. Meanwhile, U.S. economic data indicated that the country’s recovery was picking up. As a result of these positive developments, risk sentiment improved and emerging markets stocks rallied early in the year. By the end of our reporting period in April, however, rising European bond yields and concerns about a slowdown in China prompted investors to retreat from riskier assets, trimming some of the first quarter’s gains.

Country performance varied widely across the emerging universe. Stocks in Brazil declined as investors fretted about cooling export growth due to Europe’s troubles and a slowdown in China, the country’s biggest trade partner. Russian stocks advanced amid buoyant oil prices and resilient domestic consumption. China’s market gained as investors appeared to bet that increasing signs of a slowdown would force the government to relax monetary policy and take other measures to revive growth. India’s market slumped as it grappled with slowing growth, persistent inflation, and a weak currency. Inflation—a nagging problem across the developing world over the past two years—subsided in most countries as Europe’s crisis and China’s slowdown led central banks to focus on boosting domestic growth over controlling prices. Most emerging markets either loosened monetary policy or held interest rates steady in an effort to safeguard their economies from Europe’s problems.

Asia
South Korea and Taiwan were the top contributors to relative results due to good stock selection. South Korea’s Samsung Electronics was the top absolute contributor and the fund’s biggest holding at period-end. Samsung shares rose to a record in April after the company reported its highest profit in more than two years due to strength in its mobile business. We have high conviction in Samsung, which recently overtook Nokia as the world’s biggest handset maker, and think it has solid growth prospects as global smartphone and tablet sales rise. Favorable stock selection in Taiwan was led by food conglomerate Uni-President Enterprises, which benefited from robust growth in China, where it has a significant presence through ventures ranging from instant noodles to Starbucks stores. Although we have a high level of confidence in our positions in South Korea and Taiwan, we remain underweight in both countries because their trade-dependent economies are highly exposed to global demand and offer few attractive growth opportunities compared with other emerging markets. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Stock selection proved less helpful in China, one of the biggest detractors from relative performance. Consumer electronics chain Gome Electrical Appliances and Internet portal Sina ranked among the fund’s biggest detractors. Gome shares sank to a multiyear low in April after it issued a profit warning due to slowing sales, while Sina shares performed poorly amid worries about government censorship and slowing growth in the number of visitors to its site. We maintained a modest position in both companies.

Recent indicators show that China’s economy is cooling after decades of rapid growth. Contrary to some of the prevailing headlines, we believe the risk of an economic “hard landing” is relatively low as Beijing has several policy options it can use to sustain growth at its desired level. Much of China’s rise has been fueled by fixed asset investment, such as spending on infrastructure and real estate, but its long-term goal is more sustainable growth driven by domestic consumption. This transition will take years and inevitably produce some volatile economic data in coming quarters. Rather than being alarmed by China’s slowdown, we see it as evidence of a larger restructuring story that will result in lower yet higher-quality growth over the long run. Our stock selection aims to capitalize on the government’s goal of rebalancing the pillars of economic growth. We increased our position in China’s leading Internet search company Baidu, as we believe that domestic online advertising—which generates most of Baidu’s revenue—will stay resilient even if the economy slows. We increased our holdings in department store operator Parkson Retail due to its attractive share price and good growth outlook driven by new store openings. China’s fragmented department store landscape faces heightened competition in coming years given a large supply of new stores, but we believe consolidation will occur and benefit established players like Parkson.

Stock selection in India hurt relative performance, particularly our positions in shipping port operator Adani Ports and liquor company United Spirits. We have a cautious view of India, which is struggling with slowing growth, high inflation, and widening fiscal and trade deficits. India’s currency, the rupee, weakened significantly over the period, worsening inflationary pressures. After aggressively raising interest rates over the past two years to tamp down inflation, India cut its benchmark rate in April to revive growth, but rising prices have limited its scope for more rate cuts. India’s political situation is discouraging, and its Congress party-led government has been unable to reduce the fiscal deficit and push through economic reforms needed to lure foreign investment. Our exposure to India declined over the period due to a few sizable sales, including eliminating positions in Coal India and United Spirits.

Latin America
Mexico boosted relative returns thanks to positive stock selection and a slight overweight to the country, one of the period’s best performers. Mexican lender Grupo Financiero Banorte was one of the fund’s top contributors as its shares have rallied since early 2012 due to strong loan growth and improved asset quality. We reduced our position in Banorte to profit from the stock’s rise but still hold it in the fund. Walmart de Mexico (Walmex) was another significant contributor even after its shares slumped in April following reports that the company bribed local officials to speed up new store openings in Mexico, where it is the largest retailer. The alleged bribery occurred several years ago when Walmex relied on outside contractors to secure permits, a practice it no longer follows. While the allegations will probably result in a long and costly investigation that may prove mildly disruptive to operations, we believe Walmex will outperform its peers over the long run once the probe is finished. Our overweight to Mexico stayed broadly the same. Unlike many other emerging markets experiencing strong growth, Mexico is enjoying subdued inflation and record-low interest rates and is benefiting from a growing middle class, rising domestic consumption, and an uptick in private investment.

Brazil detracted the most from relative performance due to stock selection. Brazil’s stock market retreated starting in mid-March as evidence grew that China’s economy was decelerating, raising worries for big Brazilian commodities exporters that have long relied on China for growth. State-controlled oil producer Petroleo Brasileiro (Petrobras) and mining company Vale were among the fund’s largest detractors. Vale reported a string of weaker-than-expected earnings over the past year as lower metals demand from Europe and China pushed down prices of iron ore, its chief export. Given that China is trying to engineer a decline in real estate prices and its steel inventories are at historically high levels, we don’t anticipate a rebound in iron ore prices any time soon. Our exposure to Brazil declined chiefly due to reducing our positions in Petrobras and Vale, which ranked among our biggest stock sales over the period. However, our country allocations result from individual stock selection and do not reflect a top-down view of a particular country, and we still have a positive outlook for Brazil.

Europe, Middle East, and Africa (EMEA)
Most EMEA stock markets rose as efforts to contain the European debt crisis at the end of 2011 restored relative calm to the eurozone and increased investors’ risk appetite. Turkey lifted relative returns due to stock selection, led by discount supermarket chain BIM Birlesik Magazalar. We increased our position in the company, and it remains a core holding in the fund. Stock selection in Russia proved less helpful due to grocery chain X5 Retail Group, whose shares slumped at the end of 2011 as sales growth slowed. We added to our holdings in X5 and Sberbank of Russia, the country’s biggest lender, and believe both companies offer solid long-term growth potential as Russia’s consumer economy expands. We continue to have a positive outlook for Turkey and Russia, where we see the region’s most compelling growth opportunities. Both countries are benefiting from rising disposable incomes, increasing use of consumer credit, and a rapidly growing middle class. Our Russia exposure fell after we sold energy heavyweights Rosneft and Gazprom. We eliminated our position in Rosneft, the government-controlled oil and gas producer, due to its full valuation, worsening free cash flow, and increased opaqueness in its management. As for Gazprom, we reduced our holdings over concerns about slowing export revenue and higher taxes but maintained a modest position at period-end.

In the Middle East and Africa region, we continue to underweight South Africa, which is struggling with slow growth, high unemployment, and a wide trade deficit. Stock selection in South Africa hurt relative performance due to gold producer AngloGold Ashanti. AngloGold shares sank to a multiyear low in April as gold prices retreated, and the company missed an output target because of government-imposed mine safety stoppages. We reduced our holdings in AngloGold but maintained a modest position as the drop in its shares made its risk/reward trade-off more attractive. Our underweight to South Africa increased as a result of selling AngloGold and other names but was partly offset by sizable purchases in Shoprite Holdings, the continent’s largest food retailer, and beer brewer SABMiller.

Outlook

Despite the first quarter’s rally, investor sentiment remains fragile and global stock markets face numerous risks. Europe’s debt crisis, now entering its third year, shows no signs of nearing a resolution. Popular resistance to austerity has surged as shown by recent elections in France and Greece, and speculation that Greece will leave the eurozone is rising. We expect volatility to persist over the near term as Europe’s debt crisis continues to dictate investors’ risk appetite.

China’s slowdown is another concern. April trade data released after the close of our reporting period were surprisingly weak, leading Beijing to announce a reduction in banks’ reserve requirements. Although China wants to manage a gradual slowdown, we believe that April’s worse-than-expected data caught policymakers off guard. Looking ahead, we would not be surprised to see the government further relax monetary policy and take other steps to stimulate the economy and avert a hard landing. As we said earlier, we do not believe a severe downturn is on the horizon, but we are taking steps to make sure the fund is defensively positioned because we anticipate China’s slowdown may prove rocky in the near term. Given that China has been a huge commodities consumer for many years, its deceleration will have a meaningful impact on global raw materials suppliers, many of which are located in emerging markets.

Despite our cautious outlook for near-term performance, we remain optimistic about the medium- and long-term prospects for emerging markets. Growing urbanization, increasing consumption, and upward mobility are inexorable trends that will drive strong and sustainable growth over the long run. Disposable incomes are rising among lower- to middle-class households, lending support to companies and industries that rely on domestic demand. The recent financial market volatility has given us ample opportunity to buy high-quality companies at attractive prices. We will continue to take advantage of short-term weakness to build positions in names that meet our growth criteria.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Gonzalo Pángaro
Lead portfolio manager and chairman of the fund’s
Investment Advisory Committee

Mark Edwards
Portfolio manager

May 18, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Emerging Markets Equity Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Emerging Markets Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Emerging Markets Equity Fund
April 30, 2012 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/12	Value 10/31/11
T. Rowe Price Reserve Investment Fund, 0.10%	¤	¤	$ 14	$ 28,234	$ 18,997
Totals			$ 14	$ 28,234	$ 18,997

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 28,234
Dividend income	14
Interest income	-
Investment income	$ 14
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Emerging Markets Equity Fund
April 30, 2012 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $694,833)	$	872,285
Foreign currency (cost $3,645)		3,628
Dividends receivable		1,354
Receivable for investment securities sold		1,033
Receivable for shares sold		605
Cash		560
Other assets		378
Total assets		879,843
Liabilities		
Payable for investment securities purchased		4,030
Investment management and administrative fees payable		750
Payable for shares redeemed		222
Other liabilities		345
Total liabilities		5,347
NET ASSETS	**$**	**874,496**
Net Assets Consist of:		
Undistributed net investment income	$	389
Accumulated undistributed net realized loss		(196,438)
Net unrealized gain		177,426
Paid-in capital applicable to 29,974,125 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		893,119
NET ASSETS	**$**	**874,496**
NET ASSET VALUE PER SHARE	**$**	**29.18**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Emerging Markets Equity Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Emerging Markets Equity Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Emerging Markets Equity Fund
April 30, 2012 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Emerging Markets Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 31, 2002. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits Credits are earned on the fund’s temporarily uninvested cash balances held at the custodian and such credits reduce the amount paid by the manager for custody of the fund’s assets. In order to pass the benefit of custody credits to the fund, the manager has voluntarily reduced its investment management and administrative expense in the accompanying financial statements.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption will have no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2012, approximately 93% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

China A shares During the six months ended April 30, 2012, the fund invested in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A- share market through T. Rowe Price Associates, Inc., which serves as the registered QFII for all participating T. Rowe Price-sponsored products (each a participating account). Investment decisions related to A shares are specific to each participating account, and each account bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax ultimately will not be imposed, there are no accrued taxes reflected in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $128,116,000 and $139,724,000, respectively, for the six months ended April 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2011, the fund had $150,591,000 of available capital loss carryforwards, which expire as follows: $20,924,000 in fiscal 2016, $124,951,000 in fiscal 2017, $2,830,000 in fiscal 2018, and $1,886,000 in fiscal 2019.

At April 30, 2012, the cost of investments for federal income tax purposes was $717,560,000. Net unrealized gain aggregated $154,699,000 at period-end, of which $209,799,000 related to appreciated investments and $55,100,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2012, the fund had no deferred tax liability attributable to foreign securities and $4,215,000 of foreign capital loss carryforwards, including $3,238,000 that expire in 2017 and $977,000 that expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 1.10% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 232,470 shares of the fund, representing less than 1% of the fund’s net assets.

NOTE 7 - BORROWING

The fund may borrow under a program developed by Price Associates that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2012, the fund incurred $2,000 in interest expense related to outstanding borrowings on five days in the average amount of $9,980,000 and at an average annual rate of 1.18%. At April 30, 2012, there were no borrowings outstanding.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board also unanimously approved the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities, such as financial, accounting, and administrative services; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month; one-, three-, and five-year; and since-inception periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the gross profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee based on the fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s single-fee structure in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the single fee less the fund’s operating expenses. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds and that the fund’s total expense ratio was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients that illustrated how the requirements and economies of the institutional business are fundamentally different from those of the mutual fund business. The information showed that the Advisor’s responsibilities for its institutional account business are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises and that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Advisory Contract were reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

      (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

      (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 14, 2012